UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2025

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

222 W. Merchandise Mart Plaza,
Suite 1300
Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	CAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2025, the Board of Directors of Conagra Brands, Inc. (the “Company”) appointed Melissa Napier to serve as Senior Vice President, Corporate Controller (principal accounting officer) of the Company, reporting to our Executive Vice President and Chief Financial Officer, David Marberger, effective upon the previously announced departure of William E. Johnson on October 17, 2025.

Ms. Napier, 55, joined the Company as our Head of Investor Relations in April 2022 and in January 2025 became CFO of our Grocery & Snacks segment.  Prior to that, she served as Senior Vice President, Treasurer and Investor Relations at US Foods from 2016 to April 2022. Ms. Napier has almost 25 years of experience in the food industry in finance positions of increasing responsibility including roles at Sara Lee Corp., The Hillshire Brands Company, and Tyson Foods, Inc.  She began her career in public accountancy including spending two years at Deloitte. Ms. Napier is a CPA and received a Master of Business Administration degree from the University of Notre Dame and a Bachelor of Science degree in accounting from Wilkes University.

There is no arrangement or understanding between Ms. Napier and any other person pursuant to which she was appointed as Senior Vice President, Corporate Controller. There are no family relationships between Ms. Napier and any director or executive officer of the Company, and she does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.  The Human Resources Committee of the Company’s Board of Directors determined Ms. Napier’s annual base salary, target annual incentive plan opportunity and target long-term incentive plan opportunity for fiscal year 2026 consistent with its determinations of such amounts for our executive officers as described in the “Compensation Discussion & Analysis” section of our 2025 proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Carey Bartell
Name:	Carey Bartell
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: October 6, 2025